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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 June 16, 1998
                                 -------------
               Date of Report (Date of earliest event reported)

                         LONG ISLAND LIGHTING COMPANY
                         ----------------------------
            (Exact name of registrant as specified in its charter)

        NEW YORK                         1-3571                  11-1019782
        --------                         ------                  ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)

                   333 EARLE OVINGTON BOULEVARD, SUITE 403,
                           UNIONDALE, NEW YORK 11553
                   ----------------------------------------
                   (Address of principal executive offices)

                                (516)-222-7700
                                --------------
              Registrant's telephone number, including area code

             175 EAST OLD COUNTRY ROAD, HICKSVILLE, NEW YORK 11801
             -----------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 28, 1998, the Long Island Power Authority (the "Authority") acquired control of Long Island Lighting Company (d/b/a LIPA, the "Company") following the merger of a wholly-owned subsidiary of the Authority with and into the Company. On June 16, 1998, the Board of Directors of the Company voted to appoint Price Waterhouse LLP as the Company's independent accountants.

         On June 22, 1998, Ernst & Young LLP ("E&Y") was notified that they were dismissed as the Company's independent auditors. The reports of E&Y on the Company's financial statements as of and for the year ended March 31, 1998, the transition period from January 1, 1997 to March 31, 1997 and the year ended December 31, 1996 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audits of the Company's financial statements as of and for the year ended March 31, 1998, the transition period from January 1, 1997 to March 31, 1997 and the year ended December 31, 1996 and through June 22, 1998, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in their report on the financial statements for such periods.

         The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 23, 1998, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit:

         16.1 Letter dated June 23, 1998 from Ernst & Young LLP to the Securities and Exchange Commission.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LONG ISLAND LIGHTING COMPANY

                                       By: /s/ David P. Warren
                                          ---------------------------
                                       Name: David P. Warren
                                       Title: Chief Financial Officer

Dated:  June 23, 1998


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